UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 17, 2012

GBS ENTERPRISES INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-53223	27-3755055

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

585 Molly Lane

Woodstock, GA 30189

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (404) 891-1711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(b). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

This report on Form 8-K/A is being filed for the purpose of filing as an exhibit a letter, dated August 27, 2012, from the independent public accountants of GROUP Business Software AG, Eisenach, a subsidiary of GBS Enterprises Incorporated (the “Company”), in response to the Company’s filing on Form 8-K dated August 23, 2012.

Item 9.01(d). Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description

7.1	Letter from Grant Thornton GmbH, addressed to the Securities and Exchange Commission, dated August 27, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2012

GBS ENTERPRISES INCORPORATED

By:	/s/ Markus Ernst
Name: Markus Ernst
Title: Chief Financial Officer